SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2003

Citrix Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27084	75-2275152

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road, Ft. Lauderdale, Florida	33309

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 267-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure. (Item 12. Results of Operations and Financial Condition.)

     This Current Report on Form 8-K of Citrix Systems, Inc. (the “Company”) is intended to be furnished under “Item 12. Results of Operations and Financial Condition” but is instead furnished under “Item 9. Regulation FD Disclosure” in accordance with Securities and Exchange Commission Release No. 33-8216. The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

     On July 23, 2003, the Company issued a press release regarding its financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: July 23, 2003	By: /s/ David Henshall

Name: David Henshall Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 23, 2003 of Citrix Systems, Inc.

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